UNITED STATES BANKRUPTCY COURT
                   DISTRICT OF MASSACHUSETTS
                       EASTERN DIVISION

                         HEARING ORDER
__________________________________________
                                                 )
DOUGLAS O. BRIOSO, et al.                        )
                            Plaintiffs,          )
                                                 )
Adversary Proceeding
       v.                                        )No. 97-1222-CJK
                                                 )
SEARS, ROEBUCK AND CO. and                       )
WESTERN AUTO SUPPLY COMPANY,                     )
                            Defendants.          )
                                                 )
__________________________________________________________)
                                                 )
ANTONIO CALDAS,                                  )
                            Plaintiff,           )
                                                 )
       v.                                        )
                                                 )
SEARS, ROEBUCK AND CO.,                          )
                            Defendant.           )
___________________________________________________ )


       The parties to the above-captioned consolidated actions
(the "Action"), having made application pursuant to Rule 7023 of the Federal Rules of Bankruptcy Procedure, Rule 23 of the Federal
Rules of Civil Procedure and Section  105 of the U.S. Bankruptcy
Code, for an order approving the proposed settlement of the Action in accordance with a Stipulation and Agreement of Compromise and Settlement filed with the Court (the "Settlement" or the "Stipulation"), which sets forth the terms and conditions for the proposed settlement of the Action and for the dismissal of the Action with prejudice upon the terms and conditions set forth in the Stipulation; and the Court having read and considered the Stipulation and accompanying documents; and all parties having consented to the entry of this Order:
       NOW, THEREFORE, IT IS HEREBY ORDERED THAT:
       1. The Action shall, for the purposes of the Settlement only, be maintained and proceed as a class action with the named plaintiffs in the Action as class representatives and their counsel as class counsel, pursuant to Rules 23(a) and 23(b)(3) of the Federal Rules of Civil Procedures, on behalf of the following class (the "Settlement Class") as set forth in the
Stipulation:
              all individuals (a) who filed a petition for relief under the Bankruptcy Code; (b) who listed Sears, Roebuck and Co.
("Sears") as a creditor, against whom Sears filed a claim, or who owed a debt or alleged debt to Sears; (c) who, subsequent to the filing of the bankruptcy petition, executed an agreement with Sears purporting to reaffirm such debt or alleged debt or to redeem the applicable property, or which agreement is otherwise subject to the provisions of 11 U.S.C. Section 524(c)
(collectively defined in the Stipulation as a reaffirmation agreement); and (d) such agreement either was not filed with the appropriate bankruptcy court in accordance with 11 U.S.C.
Section 524(c)(3) prior to the order of discharge, or was filed with the bankruptcy court and was either (i) disapproved or rejected by the bankruptcy court (or not approved by such court when necessary to the enforceability of such agreement), or (ii) rescinded by the debtor.

(As set forth in the Stipulation, references to "Sears" in such definition includes Sears subsidiary, Western Auto Supply Company ("Western Auto")). The Court determines, for purposes of the Settlement only, that the requirements of Rules 23(a) and 23(b)(3) of the Federal Rules of Civil Procedure are satisfied.
       2. A hearing (the "Settlement Hearing") shall be held before the Court on October 28, 1997, at 10 a.m. at the Courthouse, Federal Office Building, 10 Causeway Street, Boston, Massachusetts 02222: (a) to determine whether the proposed Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate and should be approved by the Court, and whether a judgment as provided in the Stipulation should be entered thereon; and (b) to consider such other matters as may properly come before the Court in connection with the Settlement Hearing. The Court may adjourn the Settlement Hearing, or any adjournment thereof, without further notice to members of the Settlement Class other than by announcement at the Hearing or any adjournment thereof.
       3. The Court approves, in form, the Notice of Pendency of Class Actions, Class Action Determination, Proposed Settlement of Class Actions, Settlement Hearings, Right to Request Exclusion and Right to Appear (the "Notice"), attached as Exhibit C to the Stipulation; the Summary Notice of Class Action Determination, Proposed Settlement of Class Actions and Settlement Hearing (the "Summary Notice"), attached as Exhibit D to the Stipulation; the Notice Insert to be inserted in Sears statements to customers, attached as Exhibit E to the Stipulation (the "Notice Insert"); the Notice Insert to be inserted in the statements to customers of Western Auto, attached as Exhibit F to the Stipulation (the "Western Auto Notice Insert"), and finds that the dissemination of the Notice, the Summary Notice, the Notice Insert and the Western Auto Notice Insert in substantially the manner and form set forth in paragraph 4 of this Order meets the requirements of Rule 23 of the Federal Rules of Civil Procedure and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all persons entitled thereto.
       4.     (a)    Beginning 40 days following entry of this
Order (or, if later, the similar order being moved for in the District Court Action, as defined in the Stipulation), Sears shall cause a copy of the Notice to be mailed by first class mail to all persons who are identified as members of the Settlement Class pursuant to the identification process provided for in the Stipulation and in accordance with the Stipulated Order entered on April 21, 1997 in United States of America v. Sears, Roebuck and Co., Civil No. 97-10839-JLT (D. Mass.). Sears shall continue to make such mailings as additional members of the Settlement Class are so identified, as soon as practicable following such additional identifications, up through 40 days prior to the date of the Settlement Hearing.
              (b) The Summary Notice, substantially in the form annexed to the Stipulation as Exhibit C, shall be published by Sears within 20 days of the first mailing of the Notice as follows: (i) twice within a seven-day period in the national edition of USA Today; and (ii) twice within a seven-day period in the following newspapers in the 24 major metropolitan areas: Los Angeles Times, Washington Post, Chicago Tribune, Boston Globe, New York Daily News, Philadelphia Inquirer, Minneapolis Star Tribune, Newark Star Ledger, Houston Chronicle, San Francisco Chronicle/Examiner, Phoenix Republic/Gazette, Saint Louis Post Dispatch, Cleveland Plain Dealer, Miami Herald, Seattle Times/Post Intelligencer, Baltimore Sun, Milwaukee Journal/Sentinel, San Diego Union Tribune, Denver Post, Pittsburgh Post Gazette, Saint Petersburg Times, Atlanta Journal/Constitution, Nashville Tennessean/Banner, and Dallas Morning News.
              (c) The Notice Insert and the Western Auto Notice Insert, substantially in the form annexed to the Stipulation as Exhibits E and F, respectively, shall be inserted by Sears in Sears and Western Auto statements being mailed to their respective credit customers for a full billing cycle commencing as soon as practicable within 20 days of the first mailing of the Notice.
              (d) On or before October 14, 1997, at 4:00 p.m., Sears shall file proof, by affidavit, of such publications and mailings.
      5. Any member of the Settlement Class who has not requested exclusion from the Settlement Class may appear at the Settlement Hearing personally or by counsel, provided that an appearance is served and filed as hereinafter provided, and show cause, if any, why the Settlement of the Action should not be approved as fair, reasonable, and adequate, why judgment should not be entered dismissing with prejudice and releasing all claims of all plaintiffs and all members of the Settlement Class against Sears and the other Released Persons (as provided for in the Stipulation), or why the Court should not grant an allowance of reasonable fees and expenses to plaintiffs' counsel (to be payable, as may be awarded by the Court, by Sears and not in any respect to diminish the benefits to the Settlement Class of the Settlement) for their services herein and actual expenses incurred. However, unless the Court otherwise directs, no member of the Settlement Class, or any person (excluding a party), shall be heard or shall be entitled to contest the approval of the terms and conditions of the Settlement or (if approved) the judgment to be entered thereon, or the allowance of fees and expenses to plaintiffs' counsel, and no papers or briefs submitted by any member of the Settlement Class or any other person (excluding a party) shall be received and considered, except by order of the Court for good cause shown, unless, no later than twenty (20) days prior to the Settlement Hearing, the following documents are served and filed in the manner provided below: (a) a notice of intention to appear; (b) a detailed statement of such person's specific objections to any matter before the Court; (c) proof of membership in the Settlement Class; and (d) the grounds for such objections and any reasons why such person desires to appear and to be heard, as well as all documents and writings which such person desires this Court to consider. Such documents shall be served upon the following counsel prior to filing such documents with the Court:
              John Roddy
              Frederic D. Grant, Jr.
              GRANT & RODDY
              44 School Street
              Boston, MA  02108

                     On Behalf of All Plaintiffs

              Mark N. Polebaum
              Stephen H. Oleskey
              Paul P. Daley
              HALE AND DORR LLP
              60 State Street
              Boston, MA  02109

                     On Behalf of Defendants
                     Sears, Roebuck and Co. and
                     Western Auto Supply Company

Any person who fails to object in the manner provided herein shall be deemed to have waived his or her objections and shall forever be barred from making any such objections in this Action or in any other action or proceeding.
       6. All members of the Settlement Class have the option of excluding themselves from the Settlement Class by mailing a timely and valid Request for Exclusion postmarked not later than twenty (20) days prior to the Settlement Hearing addressed to Sears Personal Bankruptcy Debtor Class Litigation, P.O. Box ____, Boston, Massachusetts, _____ (which P.O. Box shall be obtained by the parties). A Request for Exclusion must set forth the following information with respect to the person requesting exclusion: name; address; social security number or taxpayer identification number. All Requests for Exclusion must be signed by or on behalf of the person so requesting exclusion.
       7. If a Request for Exclusion does not include all of the foregoing information, it shall not be a valid Request for Exclusion and the person filing an invalid Request for Exclusion shall be a member of the Settlement Class. (In addition, members of the Settlement Class requesting exclusion may be asked to provide the year of the individual's bankruptcy filing; the bankruptcy court in which the filing was made; Sears Account Number; and the amount of indebtedness to Sears that the individual reaffirmed, although the failure to provide such information shall not affect the validity of the Request for Exclusion.) All persons who properly submit valid Requests for Exclusion from the Settlement Class shall not be members of the Settlement Class and shall have no rights with respect to the Settlement and no interest in the Settlement.

                     /S/ Carol J. Kenner_____________


June 11, 1997